UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

SCHEDULE 14A

____________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DOMINARI HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)
______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

November 6, 2026

Dear Stockholder:

You are cordially invited to attend Dominari Holdings Inc.’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) to be held on December 9, 2026, at 9:30 a.m. Eastern Time/6:30 a.m. Pacific Time. The formal meeting notice and proxy statement for the 2026 Annual Meeting are attached.

The 2026 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the 2026 Annual Meeting online, vote and submit your questions during the 2026 Annual Meeting by visiting www.virtualshareholdermeeting.com/DOMH2026.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the 2026 Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the 2026 Annual Meeting. Instructions on voting your shares are provided with the Proxy Materials you received for the 2026 Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 8, 2026. If you attend the 2026 Annual Meeting online and wish to vote at the 2026 Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of, and interest in, Dominari Holdings Inc.

Sincerely,
/s/ Anthony Hayes
Anthony Hayes
Chief Executive Officer and Chairman
New York, New York
November 6, 2026

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE 2026 ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE PROXY MATERIALS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE 2026 ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE 2026 ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE 2026 ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE 2026 ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IF YOU PREFER TO VOTE BY MAIL PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

THE PROXY STATEMENT AND OUR FORM OF PROXY CARD ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT NOVEMBER 6, 2026.

ANY STOCKHOLDER ATTENDING THE 2026 ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Dominari Holdings Inc.
725 5th Avenue, 23rd Floor
New York, New York 10022
(212) 393-4540

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 9, 2026,
9:30 a.m. Eastern Time/6:30 a.m. Pacific Time

November 6, 2026

To our Stockholders:

Notice (this “Notice”) is hereby given that the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Dominari Holdings Inc., a Delaware corporation (the “Company,” “Dominari Holdings Inc.,” “Dominari,” “our,” “we,” or “us”), will be held as a “virtual meeting” via live audio webcast on December 9, 2026, at 9:30 a.m. Eastern Time/6:30 a.m. Pacific Time for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)    To elect each of Gregory James Blattner, Brian Parsley and Kyle Wool to serve as Class III directors for a three-year term in accordance with the Company’s Second Amended and Restated Bylaws;

(2)    To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2026;

(3)    To approve, on a non-binding advisory basis, the executive compensation of our named executive officers;

(4)    To approve an amendment of the Rights Agreement, dated as of October 11, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Rights Agreement”); and

(5)    To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board unanimously recommends a vote “FOR” the Director Nominees in Proposal 1, and a vote “FOR” each of Proposal 2, Proposal 3 and Proposal 4.

Pursuant to our Second Amended and Restated Bylaws, as amended (the “Second Amended and Restated Bylaws”), our Board has fixed the close of business on October 20, 2026, as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2026 Annual Meeting and any adjournment thereof. Holders of our common stock, Series D convertible preferred stock and Series D-1 convertible preferred stock are entitled to vote at the 2026 Annual Meeting.

You will be able to attend the 2026 Annual Meeting via live audio webcast by visiting Dominari’s virtual meeting website at www.virtualshareholdermeeting.com/DOMH2026 on December 9, 2026, at 9:30 a.m. Eastern Time/6:30 a.m. Pacific Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to with the proxy materials that you received for the 2026 Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2026 Annual Meeting on the meeting website. Further instructions on how to attend and participate in the 2026 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the 2026 Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card. You may also vote your shares over telephone or the Internet in accordance with the instructions on the proxy card. Any stockholder attending the 2026 Annual Meeting may vote in person at the virtual meeting, even if you have already returned a proxy card or voting instruction card.

This Notice of the 2026 Annual Meeting, the Proxy Statement, including the proxy card, and our 2025 Annual Report are also available at www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS OF DOMINARI HOLDINGS INC.
	By:	/s/ Anthony Hayes
Anthony Hayes
Chief Executive Officer and Chairman
New York, NY
November 6, 2026

i

Dominari Holdings Inc.
725 5th Avenue, 23rd Floor
New York, New York 10022
(212) 393-4540

PROXY STATEMENT
FOR
2026 ANNUAL MEETING OF STOCKHOLDERS
December 9, 2026

Your proxy is solicited by our Board of Directors (the “Board”) for our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), to be held on December 9, 2026, at 9:30 a.m. Eastern Time/6:30 a.m. Pacific Time. The 2026 Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at 725 5th Avenue, 23rd Floor, New York, New York 10022, and the telephone number is (212) 393-4540.

At the 2026 Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)    To elect Gregory James Blattner, Brian Parsley and Kyle Wool to serve as Class III directors for a three-year term in accordance with the Company’s Second Amended and Restated Bylaws;

(2)    To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2026;

(3)    To approve on a non-binding advisory basis the executive compensation of our named executive officers;

(4)    To approve an amendment of the Rights Agreement, dated as of October 11, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Rights Agreement”); and

(5)    To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board unanimously recommends a vote “FOR” the Director Nominees in Proposal 1, and a vote “FOR” each of Proposal 2, Proposal 3 and Proposal 4.

Pursuant to our Second Amended and Restated Bylaws, our Board has fixed the close of business on October 20, 2026, as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2026 Annual Meeting and any adjournment thereof. Holders of our common stock, Series D convertible preferred stock and Series D-1 convertible preferred stock are entitled to vote at the 2026 Annual Meeting.

You will be able to attend the 2026 Annual Meeting via live audio webcast by visiting Dominari’s virtual meeting website at www.virtualshareholdermeeting.com/DOMH2026 on December 9, 2026, at 9:30 a.m. Eastern Time/6:30 a.m. Pacific Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on the proxy card that accompanied your proxy materials. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2026 Annual Meeting on the meeting website.

Further instructions on how to attend and participate in the 2026 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by our Board for the 2026 Annual Meeting.

What is Included in these Materials?

These materials include the Notice, this Proxy Statement, a proxy card, and our 2025 Annual Report.

What is the Purpose of the 2026 Annual Meeting?

This is the 2026 Annual Meeting of the Company’s Stockholders. At the meeting, you will be voting upon:

(1)    To elect Gregory James Blattner, Brian Parsley and Kyle Wool to serve as Class III directors for a three-year term in accordance with the Company’s Second Amended and Restated Bylaws;

(2)    To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2026;

(3)    To approve on a non-binding advisory basis the executive compensation of our named executive officers;

(4)    To approve an amendment of the Rights Agreement, dated as of October 11, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Rights Agreement”); and

(5)    To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the Board recommend that I vote?

The Board unanimously recommends a vote “FOR” the Director Nominees in Proposal 1, and a vote “FOR” each of Proposal 2, Proposal 3 and Proposal 4.

How do Proxies Work?

Our Board is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I Share an Address with Another Stockholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain an Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

Dominari Holdings Inc.

725 5th Avenue, 23rd Floor

New York, New York 10022

Attention: Corporate Secretary

Telephone: (212) 393-4540

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board has fixed the close of business on October 20, 2026, as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting or any adjournment thereof. You can vote at the 2026 Annual Meeting if you held shares of our common stock, Series D convertible preferred stock (the “Series D Preferred Stock”) or Series D-1 convertible preferred stock (the “Series D-1 Preferred Stock”, collectively, the “Voting Capital”) as of the close of business on the Record Date. On the Record Date, there were 25,201,979 shares of common stock outstanding, 3,825 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding. Each share of common stock entitles the holder thereof to one vote.

Our outstanding Series D Preferred Stock and Series D-1 Preferred Stock are entitled to the following number of votes subject to the beneficial ownership limitations described below:

•        Series D Preferred Stock — each share of Series D Preferred Stock entitles the holder to 0.007285 votes;

•        Series D-1 Preferred Stock — each share of Series D-1 Preferred Stock entitles the holder to 0.007285 votes.

A list of stockholders of record entitled to vote at the 2026 Annual Meeting will be available for inspection at our principal executive offices located at 725 5th Avenue, 23rd Floor, New York, New York 10022 for a period of at least ten (10) days prior to the 2026 Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the 2026 Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the 2026 Annual Meeting?

Record holders and beneficial owners on the Record Date may attend the 2026 Annual Meeting. If your shares are held in street name and you would like to vote your shares at the 2026 Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the 2026 Annual Meeting.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have the following methods of voting:

1.      Vote by Internet:

a.      Before the meeting:    Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

b.      During the meeting:    Go to www.virtualshareholdermeeting.com/DOMH2026. You will be able to attend the 2026 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2026 Annual Meeting.

2.      Vote by mail:    Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.      Vote by telephone:    You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have the following methods of voting:

1.      Vote by Internet:

a.      Before the meeting:    Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

b.      During the meeting:    Go to www.virtualshareholdermeeting.com/DOMH2026. You will be able to attend the 2026 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2026 Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the 2026 Annual Meeting.

2.      Vote by mail:    Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.      Vote by telephone:    You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

How Will My Shares Be Voted?

All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the 2026 Annual Meeting and not revoked will be voted at the 2026 Annual Meeting as instructed by you in a proxy delivered before the 2026 Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “for” the approval of each of the Director Nominees, “for” each of Proposal 2, Proposal 3 and Proposal 4, and with regard to any other matters that may be properly presented at the 2026 Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What Constitutes a Quorum?

To carry on business at the 2026 Annual Meeting, we must have a quorum. A quorum is present when at least 33 1/3 of the shares entitled to vote as of the Record Date are represented in person or by proxy. Thus, holders of the Voting Capital representing at least 8,400,671 votes must be represented in person or by proxy at the 2026 Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2026 Annual Meeting.

Abstentions and broker non-votes will be counted towards the quorum requirement. Shares held by us in treasury are not considered outstanding or considered to be present at the 2026 Annual Meeting. If there is not a quorum at the 2026 Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote”. If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board. Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals.

Proposal 2 (the ratification of the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm) is a “routine” matter on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on other proposals to be considered at the 2026 Annual Meeting if they have not received instructions from their clients. Please submit your proxy card so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals. Abstentions are included for the purpose of determining whether a quorum has been reached.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal No.	Proposal	Vote Required	Broker Discretionary Vote Allowed
(1)	Election of three (3) Class III directors	Plurality of the votes cast (the director receiving the most “For” votes)	No
(2)	Ratification of the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026	A majority of the votes cast	Yes
(3)	Approval, by non-binding advisory vote, of our executive compensation	A majority of the votes cast	No
(4)	Approval of the Rights Agreement Proposal	A majority of the votes cast	No

What Are the Voting Procedures?

In voting by proxy regarding the election of the Class III directors, you may vote in favor of the nominees or withhold your votes as to the nominees. Regarding other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card.

All shares represented by proxy will be voted at the 2026 Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted FOR the Director Nominees in Proposal 1, and FOR each of Proposals 2, 3 and 4.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by (i) giving written notice to our administrator, (ii) delivering a properly completed, later-dated proxy card to us or (iii) voting via the Internet at the 2026 Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Dominari Holdings Inc., 725 5th Avenue, 23rd Floor, New York, New York 10022, Attention: Chief Operating Officer. Revocations of proxies must be received prior to the time of the 2026 Annual Meeting to serve as an effective revocation of that proxy.

Do I Have Appraisal Rights?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the 2026 Annual Meeting.

How can I find out the Results of the Voting at the 2026 Annual Meeting?

Preliminary voting results will be announced at the 2026 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four (4) business days after the meeting.

GOVERNANCE OF THE COMPANY

Executive Officers

The names of our Named Executive Officers and each of his age and position as of the Record Date are set forth below.

Name	Age	Position
Anthony Hayes	58	Chief Executive Officer
Kyle Wool	49	President
Christopher Devall	44	Chief Operating Officer

The biographies of our current executive officers are as follows:

Anthony Hayes

Mr. Anthony Hayes has served as a director and Chief Executive Officer since 2013. Mr. Hayes also serves as Chairman of SIM Acquisition Corp. I (NASDAQ: SIMAU, SIMA, SIMAW), a blank check company, which completed its initial public offering in July 2024 and raised aggregate proceeds of $230 million. Before his role at Dominari, Mr. Hayes was a partner at Nelson Mullins, an Am Law 100 law firm, from May 1999 to March 2010. His legal expertise and business acumen have been recognized through various accolades including by President George W. Bush who gave Mr. Hayes special recognition for creating the Wills for Heroes program, a national 501(c)(3), in response to the September 11 attacks (willsforheroes.com), and his work, “Avoiding the Post-Crisis Crisis: How to Prevent Post-Crisis Donation for Victims from Leading to Litigation”, was published in the ICMA Journal (ICMA Journal, January/February 2008). Other honors include IAM IP Personality of 2013, American Board of Trial Advocates Young Lawyer of the Year and “20 Under 40” in Columbia, South Carolina. Mr. Hayes received his Juris Doctor from Tulane University Law School in May 1995, a Bachelor of Arts in economics from Mary Washington College in May 1990, and he is a member of the bar in the District of Columbia, Florida, New York, and South Mr. Hayes received his Juris Doctorate from Tulane University School of Law and his B.A. in economics from Mary Washington College. The Board of Directors believes Mr. Hayes is qualified to serve as a director of the Company based on his intimate knowledge of the Company through his service as Chief Executive Officer. Mr. Hayes executive experience provides him with valuable business expertise, which the Board believes qualifies him to serve as a Class II director of the Company.

Kyle Wool

Mr. Kyle Wool, who joined as a member of our Board of Directors in 2021, currently serves as the President of Dominari Holdings, CEO of Dominari Financial Inc., and the CEO and Chairman of Dominari Securities LLC, a FINRA registered broker dealer and SEC registered investment advisor since July 2022. Mr. Wool has served as Chairman of the board of directors of American Ventures Acquisition Corp. I, since February 27, 2026. He also serves as the Chairman and CEO of New America Acquisition I Corp, (NYSE: NWAX, NWAXW, NWAXU). He is the CEO of American Ventures Global X LP, a multi-strategy hedge fund. He boasts over 20 years in various aspects of global finance as a Managing Director of Oppenheimer & Co. and Head of The Professional Investors Group of Oppenheimer Asia LTD. from 2009 to 2013, and Executive Director at Morgan Stanley from May 2013 to January 2021. Mr. Wool is active in various philanthropic endeavors both domestically and abroad. He currently serves as a board member of LifeLine NY, board member of the CIRSD (Center for International Relations and Sustainable Development), and board member of Project Rousseau. Mr. Wool holds Series 7, 63, & 24 securities licenses. The Board of Directors believes that Mr. Wool’s extensive experience in banking and wealth management qualifies him to serve as a director of the Company.

Christopher Devall

Mr. Christopher Devall has served as the Chief Operating Officer of the Company since January 1, 2023. Prior to that he was the Company’s Vice President of Operations from July 1, 2022, to January 1, 2023 and was a member of its advisory board from April 2022 to June 2022. He currently serves as the Chief Executive Officer of SIM Acquisition Corp. I (NASDAQ: SIMAU, SIMA, SIMAW), a blank check company, which completed its initial public offering in July 2024 and raised aggregate proceeds of $230 million. He also serves as the Chief Operating Officer of New America Acquisition I Corp. (NYSE: NWAX, NWAXW, NWAXU), a special purpose acquisition company, since August 26, 2026 and is Chief Executive Officer of American Ventures Acquisition Corp. I, a special purpose acquisition company, since August 2026. A retired U.S. Navy veteran with more than 20 years of military service, Mr. Devall developed a distinguished record of leadership, operational excellence, and strategic execution throughout his service. Mr. Devall holds an MBA from the University of Virginia’s Darden School of Business and a Bachelor of Science degree from Norwich University. He also maintains active FINRA registration and holds Series 7, 66, and 24 licenses. In addition to his executive responsibilities, Mr. Devall serves on the board of directors of Dominari Securities LLC, a FINRA member introducing broker-dealer and SEC-registered investment advisor. He remains active in his community and supports various nonprofit organizations, including serving as a director of The Forge Christian Ministries and Secretary of the Dominari Charitable Foundation. Mr. Devall has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Devall and any other person pursuant to which he was appointed as an officer of the Company. The Board of Directors believes that Mr. Devall’s prior operations background qualifies him to serve as the Chief Operating Officer of the Company.

Directorships

The current Board of the Company consists of Messrs. Gregory James Blattner, Anthony Hayes, Kyle Haug, Brian Parsley and Kyle Wool.

Except as otherwise reported otherwise in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

For more information on our directors, please see the information included in Proposal No. 1 — Election of Class III Directors, beginning on page 28 of this Proxy Statement.

Board Leadership Structure and Role in Risk Oversight

Mr. Hayes currently holds the roles of Chairman of the Board and Chief Executive Officer (“CEO”). As Chairman of the Board and CEO, Mr. Hayes serves as the primary liaison between the Company and the independent directors. With input from other members of the Board, committee chairs and management, he presides over meetings of the Board.

Our Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions.

The Board has four standing committees: (i) Audit, (ii) Compensation, (iii) Nominating & Governance, and (iv) Investment. The Audit, Compensation, and Nominating & Governance committees are comprised of all independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the Board meet in executive session at each quarterly board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO and Chairman communicates frequently with other members of the Board to discuss strategy and the challenges we face. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters.

Board Committees and Charters

The following table identifies the current independent and non-independent Board and Committee members:

Name	Independent	Audit	Compensation	Nominating	Investment
Anthony Hayes					X
Gregory James Blattner	X			X
Brian Parsley	X	X	X	X
Kyle Wool					X
Kyle Haug	X	X	X		X

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and is currently comprised of Mr. Brian Parsley and Mr. Kyle Haug (Chairman), each of whom the Board has determined satisfies the applicable SEC and Nasdaq independence requirements for audit committee members. The Audit Committee has authority to review our financial records, deal with our independent auditors, recommend financial reporting policies to the Board, and investigate all aspects of our business. The Audit Committee Charter is available for your review on our website at www.dominariholdings.com. The Board has also determined that Mr. Haug is an “audit committee financial expert,” as defined by the applicable rules of the SEC and Nasdaq.

Compensation Committee

The Compensation Committee currently consists of Mr. Kyle Haug and Mr. Brian Parsley (Chairman), each of whom the Board has determined satisfies the applicable SEC and Nasdaq independence requirements. In addition, each member of the Compensation Committee has been determined to be a non-employee director under Rule 16b-3 as promulgated under the Exchange Act. The Compensation Committee oversees the compensation for our executive officers and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation, and its charter is available on our website at www.dominariholdings.com.

Nominating Committee

The Nominating Committee currently consists of Mr. Gregory James Blattner (Chairman) and Brian Parsley each of whom the Board has determined satisfies the applicable SEC and Nasdaq independence requirements.

The Nominating Committee reviews, evaluates and proposes candidates for election to our Board, and considers any nominees properly recommended by stockholders. The Nominating Committee promotes the proper constitution of our Board so that it meets its fiduciary obligations to our stockholders, and oversees the establishment of, and compliance with, appropriate governance standards. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate(s). The Nominating Committee Charter is available on our website at www.dominariholdings.com.

Among other factors, when considering a prospective candidate, the Nominating Committee considers a candidate’s business experience and skills, attributes pertinent to Company business, personal integrity and judgment, and possible conflicts of interest. To date, the Nominating Committee has not utilized the services of any search firm to assist it in identifying director candidates. The Nominating Committee’s policy is to consider director candidate recommendations from its stockholders which are received prior to any annual meeting of stockholders, including confirmation of the candidate’s consent to serve as a director.

Stockholder Communication

As a stockholder of our Company, you may communicate in writing at any time with the entire Board or any individual director (addressed to “Board of Directors” or to a named director), c/o Dominari Holdings Inc., Attention: Chief Operating Officer, 725 5th Avenue, 23rd Floor, New York, New York 10022, or via e-mail at info@dominari.com. All appropriate communications will be promptly relayed to the appropriate Directors. Our administrator will coordinate all responses.

Meetings of the Board of Directors and Committees

Our Board held, during the year 2025, a total of 6 regularly scheduled and special meetings, the Audit Committee held 4 meetings, the Compensation Committee held 6 meetings, the Investment Committee and the Nominating Committee did not hold any meetings. Each of our incumbent directors attended at least 75% of the Board and Committee meetings.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Company does not have a policy regarding Board members’ attendance at annual meetings of stockholders. All of our directors attended our last annual meeting of stockholders.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in strategic planning, business development, compensation, finance, accounting and banking.

In evaluating nominations to the Board, the Nominating Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. The Nominating Committee took these specifications into account in formulating and re-nominating its present Board members.

Code of Ethics

We have adopted a Code of Ethics, which is available on our website at www.dominariholdings.com.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of the Company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our officers and directors are now and may in the future become stockholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our Directors and named Executive Officers, and anyone who beneficially owns ten percent (10%) or more of our Company’s Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Persons required to file such reports also need to provide us with copies of all Section 16(a) forms they file.

Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2025, and (ii) certain written representations of our officers and directors, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2025 were filed in a timely manner.

EXECUTIVE COMPENSATION

Named Executive Officers

Our named executive officers (“NEOs”), which consist of (i) all individuals serving as our principal executive officers during fiscal year 2025, (ii) two other of our most highly compensated executive officers who were serving as executive officers at December 31, 2025, and (iii) up to two other of our most highly compensated executive officers for whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as an executive officer at December 31, 2025, are:

•        Anthony Hayes, our Chief Executive Officer and Chairman of the Board;

•        Kyle Wool, our President; and

•        Christopher Devall, our Chief Operating Officer.

The following Summary of Compensation table sets forth the compensation paid by our Company during the two fiscal years ended December 31, 2025 and 2024, to our NEOs.

Summary of Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Anthony Hayes,	2025	650,000	8,500,000	4,295,894	13,065,000	5,712,911	385,295	32,609,100
Chief Executive Officer and Chairman of the Board	2024	650,000	—	641,235	—	951,156	534,301	2,776,692

Kyle Wool,	2025	500,000	11,000,000	860,894	13,065,000	4,802,911	187,862	30,416,667
President	2024	500,000	—	641,235	—	951,156	746,344	2,838,735

Christopher Devall,	2025	350,000	50,000	2,215,002	—		262,463	2,877,465
Chief Operating Officer

____________

(1)      The amount reported in these columns represents the aggregate grant date fair value of stock and options granted to our NEOs during 2025, as calculated in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all awards made to our NEOs in Note 3 to the consolidated financial statements included in this annual report.

(2)      For Messrs. Hayes and Wool, the amounts reported in this column are compensation earned pursuant to (i) the Company’s attainment of certain revenue milestones, as set forth in the employment agreements for Messrs. Hayes and Wool (each, as described below), and (ii) net revenue achieved by the Company’s wholly-owned subsidiary, Dominari Securities, in accordance with the employment agreements for Messrs. Hayes and Wool.

(3)      For Mr. Hayes, the amount shown in this column represents (a) Company payments towards Mr. Hayes’ health benefits, (b) Company contributions to its 401(k) plans on Mr. Hayes’ behalf, and (c) dividends received on vested stock granted in 2025. For Mr. Wool, the amount shown in this column represents (i) payments for social club memberships, (ii) Company contributions to its 401(k) plan on Mr. Wool’s behalf, (iii) Company payments towards Mr. Wools’ health benefits, and (iv) dividends received on vested stock granted in 2025. The amounts for Mr. Devall reflect Company contributions to its 401(k) plan on Mr. Devall’s behalf and Company payments for Mr. Devall’s health benefits, and dividends received on vested stock granted in 2025.

Narrative Disclosure to Summary of Compensation Table

Employment Agreements

Anthony Hayes

On June 28, 2021, we entered into an employment agreement with Anthony Hayes (the “Hayes Agreement”), pursuant to which Mr. Hayes serves as our Chief Executive Officer. Under an amendment effective April 1, 2023, the term of the Hayes Agreement is for five years from the effective date of the amendment with automatic one-year extensions unless either the Company or Mr. Hayes gives six months’ non-renewal notice.

The annual bonus has two components, one is an annual revenue bonus that becomes payable upon the Company’s achievement of certain annual revenue targets, as stated in the table below.

Annual Revenue	Annual Bonus
$3,500,000 or more	$150,000, plus 154,559 shares

Between $7.5mm and $15mm	$250,000, plus 154,599 shares

$15mm or more	$500,000, plus 154,559 shares

The second component is a net revenue bonus equal to 15% of the sum of (i) all fees and proceeds received by the Company’s wholly-owned subsidiary, Dominari Securities LLC (the “IB”), in connection with investment banking services performed by the IB, including but not limited to the proceeds received from the exercise and sale of shares underlying any warrants or options issued in connection therewith, less the fees and expenses paid to individual representatives (i.e. broker payouts) of the IB out of such fees and/or proceeds (“Net Investment Banking Fees”) and (ii) any revenue received by the Company or any of its subsidiaries, including but not limited to the IB, in connection with alternative business opportunities that occur from time to time, including but not limited to, profits (including proceeds from warrants and options) received on all carried interest on “Special Purpose Vehicles” or other investment vehicles that the Company or any of its subsidiaries, including but not limited to IB, may have a pecuniary interest in (“Alternate Revenue”). Alternate Revenue is broadly interpreted to capture any revenue not included in Net Investment Banking Fees that benefits the Company or any of its subsidiaries and is net of any fees or expenses paid to any employees of the Company or its subsidiaries, including the IB.

Our Board of Directors may adopt different or additional performance criteria for future years after consultation with Mr. Hayes, provided that such criteria must be reasonably attainable. The bonus, to the extent earned, will be paid on the date on which annual bonuses are paid generally to the Company’s senior executives, provided that Mr. Hayes is employed with the Company on the payment date. In 2025, the payment of the bonuses was accelerated and paid upon the incremental certification by our Compensation Committee that the Company achieved the applicable revenue targets.

The Hayes Agreement also provides that Mr. Hayes will be entitled to participate in pension, profit sharing, group insurance, hospitalization, group health and benefit plans, perquisites, and all other benefits and plans the Company provides to its senior officers. If at any time during the term, the Company does not provide its senior executives with health insurance, Mr. Hayes will be entitled to secure such insurance for himself and his immediate family and the Company will reimburse him for the cost of such insurance.

The Hayes Agreement provides that upon Mr. Hayes’ termination due to (A) his death, (B) disability, (C) by the Company without cause (as defined in the Hayes Agreement), or (D) due to the Company not renewing the Hayes Agreement term, he or his estate will be entitled to the following: (i) twelve months’ base salary paid in a lump sum, (ii) continued group health coverage (if validly elected) for 12 months at the same cost as applied prior to his termination, and (iii) the pro-rata portion of any earned annual bonus.

If Mr. Hayes’ employment is terminated (A) by Mr. Hayes for good reason (as defined in the Hayes Agreement) or (B) within 30 days of a change in control (as defined in the Hayes Agreement), then Mr. Hayes will be entitled to receive the following: (i) twelve months’ base salary paid in a lump sum, (ii) continued group health coverage (if validly elected) for 12 months at the same cost as applied prior to his termination, (iii) the pro-rata portion of any earned annual bonus, and (iv) full vesting of all outstanding and then unvested equity awards.

On March 20, 2026, the Company entered into amendments to the employment agreements of Anthony Hayes. Pursuant to the amendments, the executives agreed to replace the annual bonus provisions with a performance-based quarterly bonus in consideration for the issuance of 3,000,000 shares of common stock from the Company, as approved by vote of the shareholders of the Company on March 4, 2026.

Kyle Wool

On October 12, 2022, the Company entered into an employment agreement with Kyle Wool (the “Wool Agreement”), pursuant to which Mr. Wool serves as the Chief Executive Officer of Dominari Financial. The term of the Wool Agreement is five years with automatic one-year extensions unless either the Company or Mr. Wool gives six months’ non-renewal notice.

The Wool Agreement provides that Mr. Wool shall receive an annual base salary of $500,000 and an annual bonus. The annual bonus has two components, one is an annual revenue bonus that becomes payable upon the Company’s achievement of certain annual revenue targets, as stated in the table below:

Annual Revenue	Annual Bonus
$3,500,000 or more	$150,000, plus 154,559 shares

Between $7.5mm and $15mm	$250,000, plus 154,599 shares

$15mm or more	$500,000, plus 154,559 shares

The second component is a net revenue bonus equal to 15% of the sum of (i) all fees and proceeds received by the IB, in connection with investment banking services performed by the IB, including but not limited to the Net Investment Banking Fees and (ii) any revenue received by the Company or any of its subsidiaries, including but not limited to the IB, in connection with alternative business opportunities that occur from time to time, including but not limited to, profits (including proceeds from warrants and options) received on all carried interest on “Special Purpose Vehicles” or other investment vehicles that the Company or any of its subsidiaries, including but not limited to IB, may have a pecuniary interest in. Alternate Revenue is broadly interpreted to capture any revenue not included in Net Investment Banking Fees that benefits the Company or any of its subsidiaries and is net of any fees or expenses paid to any employees of the Company or its subsidiaries, including the IB.

Our Board of Directors may adopt different or additional performance criteria for future years after consultation with Mr. Wool, provided that such criteria must be reasonably attainable. The bonus, to the extent earned, will be paid on the date on which annual bonuses are paid generally to the Company’s senior executives, provided that Mr. Wool is employed with the Company on the payment date. In 2025, the payment of the bonuses was accelerated and paid upon the incremental certification by our Compensation Committee that the Company achieved the applicable revenue targets.

The Wool Agreement also provides that Mr. Wool will be entitled to participate in pension, profit sharing, group insurance, hospitalization, group health and benefit plans, perquisites, and all other benefits and plans Financial provides to its senior officers. If at any time during the term, the Company does not provide its senior executives with health insurance, Mr. Wool will be entitled to secure such insurance for himself and his immediate family and the Company will reimburse him for the cost of such insurance.

Pursuant to the Wool Agreement, Mr. Wool is entitled to receive the following: (i) the support of an administrative assistant, (ii) reimbursement for his personal cell phone expenses, (iii) a monthly expense account of up to $20,000 for his business use, (iv) up to $100,000 in reimbursement for health care and social club memberships, and (v) subject to the Company’s consent, reimbursement for all other reasonable out-of-pocket expenses actually incurred or paid by Mr. Wool in the course of his employment.

The Wool Agreement provides that upon Mr. Wool’s termination due to (A) his death, (B) his disability, (C) within 40 days of the consummation of change in control transaction (as defined in the Wool Agreement), or (D) due to the Company not renewing the Wool Agreement term, he or his estate will be entitled to the following: (i) twelve months’ base salary paid in a lump sum, (ii) continued group health coverage (if validly elected) for 12 months at the same cost as applied prior to his termination, and (iii) the pro-rata portion of any earned annual bonus.

If Mr. Wool’s employment is terminated (A) by Mr. Wool for good reason (as defined in the Wool Agreement) or (B) by the Company without cause (as defined in the Wool Agreement), then Mr. Wool will be entitled to receive the following: (i) twelve months’ base salary paid in a lump sum, (ii) continued group health coverage (if validly elected) for 12 months at the same cost as applied prior to his termination, (iii) the pro-rata portion of any earned annual bonus, and (iv) full vesting of all outstanding and then unvested equity awards.

On March 20, 2026, the Company entered into amendments to the employment agreements of Kyle Wool. Pursuant to the amendments, the executives agreed to replace the annual bonus provisions with a performance-based quarterly bonus in consideration for the issuance of 3,000,000 shares of common stock from the Company, as approved by vote of the shareholders of the Company on March 4, 2026.

Chris Devall

On July 1, 2022, we entered into an employment agreement with Mr. Christopher Devall pursuant to which Mr. Devall served as the Vice President (now, our Chief Operating Officer), for a period of five years, which shall automatically be extended for an additional year unless either party provides notice of non-renewal. Mr. Devall’s employment agreement was amended on January 1, 2023 in connection with his appointment to serve as our Chief Operating Officer. Pursuant to the amended agreement, Mr. Devall is entitled to receive a base salary of $350,000. Mr. Devall was paid a $50,000 signing bonus in restricted stock that fully vested on January 1, 2023. Mr. Devall’s employment agreement also provides for an annual bonus of a minimum of $50,000, to be paid in cash or restricted shares of the Company’s common stock based on the determination of the Compensation Committee of the Board of Directors. Mr. Devall also received a restricted stock grant in the amount of $1,000,000 in connection with his commencement of employment. Mr. Devall is also entitled to the payment or reimbursement of up to $10,000 per month for reasonable out-of-pocket expenses.

The employment agreement also provides for customary events of termination of employment and provides that in the event of termination as a result of Mr. Devall’s death or disability, Mr. Devall is entitled to severance consisting of (i) twelve (12) months of his then current base salary, payable in a lump sum, less withholding of applicable taxes, within thirty (30) days of the date of termination; (ii) if he elects continuation coverage for group health coverage pursuant to COBRA, then for a period of twelve (12) months following the termination of Mr. Devall’s employment the Company will pay such amount of the COBRA premiums so that Mr. Devall is only required to pay the portion of the premiums that active employees are required to pay; and (iii) payment on a pro-rated basis of any annual bonus or other payments earned in connection with any bonus plan to which Mr. Devall was a participant as of the date of death or disability. In the event of termination of Mr. Devall’s employment (i) as a result of the non-renewal of the employment agreement by the Company at the end of the then current term, (ii) by Mr. Devall for “good reason” (as such term is defined in the employment agreement), (iii) by the Company, without cause, or (iv) by Mr. Devall, in the event of a change in control, then Mr. Devall is entitled to the same severance as provided above. Additionally, if termination is by Mr. Devall for good reason or by the Company, without cause, then all equity grants held by Mr. Devall will immediately vest.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

The Company does not maintain a policy on the timing of awards of options in relation to the disclosure of material nonpublic information. Our Board and Compensation Committee did not take into account any material nonpublic information in determining the timing of the equity awards made to our NEOs in 2025, as such awards were made pursuant to their employment agreements and granted upon the attainment of specified performance goals. We did not time the disclosure of material nonpublic information for the purpose of affecting the value of our executive compensation in 2025.

Retirement Benefits

Our NEOs are eligible to participate in our 401(k) plan, which is a defined contribution plan offered to all of our full-time employees. There are no other retirement benefit arrangements covering our NEOs.

Termination and Change in Control Benefits

The material terms of the contracts with each of our NEOs are summarized above, including the payments to NEOs at, following, or in connection with the resignation, change in control, or other termination of an NEO.

Outstanding Equity Awards at December 31, 2025

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Anthony Hayes	12/23/2020	2,941	—	$10.88	12/23/2030
	2/10/2025	5,000,000	—	$6.16	2/10/2035
Kyle Wool	2/10/2025	5,000,000	—	$6.16	2/10/2035
Christopher Devall		—	—	—	—

____________

(1)      These options are fully vested.

Pay versus Performance

Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding “compensation actually paid”, as defined in Item 402(v). In accordance with SEC rules, the “compensation actually paid” amounts shown in the table below for each applicable year reflect certain adjustments to the values reported in the Summary of Compensation Table as described in the footnotes to the following table. The Company previously reported an estimated “net loss” number in this table because the Company’s audited financial statements were not complete as of the date of the Company’s most recent proxy statement. The Company’s audited financial statements are now complete and the “net loss” reported below is derived from such audited financial statements.

In accordance with the SEC rules for smaller reporting companies, only three years of information is provided.

Year (a)	Summary Compensation Table Total for PEO(1) (b)	Compensation Actually Paid to PEO(2) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(3) (d)	Average Compensation Actually Paid to Non-PEO NEOs(4) (e)	Value of Initial Fixed $100 Investment Based On TSR(5) (f)	Net Income (Loss) $ 000s(6) (g)
2025	$32,609,100	$32,609,100	$16,647,066	$16,647,066	$167.38	$(22,435)
2024	$2,776,692	$2,776,692	$2,626,479	$2,626,479	$30.01	$(14,954)
2023	$1,000,000	$1,000,000	$4,453,138	$4,453,138	$25.82	$(22,882)

____________

(1)      For each year shown, the PEO was the Chief Executive Officer, Anthony Hayes. The values reflected in this column reflect the “Total Compensation” paid to Mr. Hayes, the Company’s Principal Executive Officer, as set forth in the Summary of Compensation Table.

(2)      The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Hayes, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Hayes during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to determine the “compensation actually paid” amounts reported above for Mr. Hayes:

Reconciliation of Summary of Compensation Table Total to Compensation Actually Paid for CEO	2025	2024	2023
Summary of Compensation Table Total	$32,609,100	$2,776,692	$1,000,000
Less: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	(17,360,894)	(641,235)	—
Plus: Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End	—	—	—
Plus: Fair Value of Awards Granted During the Applicable Fiscal Year that Vested During the Applicable Fiscal Year, Determined as of the Vesting Date	17,360,894	—	—
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that were Outstanding and Unvested as of the Applicable Fiscal Year End, Determined Based on the Change in ASC 718 Fair Value from Prior Fiscal year End to the Applicable Fiscal Year End	—	—	—
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that Vested During the Applicable Fiscal year, Determined based on the Change in ASC 718 Fair Value from the Prior Fiscal Year End to the Vesting Date	—	—	—
Less: ASC 718 Fair Value of Awards Granted During a Prior Fiscal Year that were Forfeited During the Applicable Fiscal Year, determined as of the Prior Fiscal Year End	—	—	—
Plus: Dividends or Other Earnings Paid During the Applicable Fiscal year Prior to the Vesting Date	—	—	—
Plus: Incremental Fair Value of Options/SARs Modified During the Applicable Fiscal Year	17,360,894	—	—
Compensation Actually Paid	$32,609,100	$2,776,692	$1,000,000

(3)      For 2023 and 2024, the non-PEO NEOs were Soo Yu and Kyle Wool. For 2025, the non-PEO NEOs were Kyle Wool and Christopher Decval. The values reflected in this column reflect the average “Total Compensation” paid to each of the non-PEO NEOs in the applicable year, as set forth in the Summary of Compensation Table for the applicable year.

(4)      The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the non-PEO NEOs, as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to such persons during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO NEOs as a group for each year to determine the compensation actually paid:

Reconciliation of Average Summary of Compensation Table Totals for non-PEO NEOs to Average Compensation Actually Paid to non-PEO NEOs	2025	2024	2023
Average Summary of Compensation Table Total	$16,647,066	$2,626,479	$4,453,138
Less: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	$(8,022,591)	$(641,235)	$(5,266,666)
Plus: Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End	$23,800	—	—
Plus: Fair Value of Awards Granted During the Applicable Fiscal Year that Vested During the Applicable Fiscal Year, Determined as of the Vesting Date	$8,046,648	$641,235	$5,266,666
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that were Outstanding and Unvested as of the Applicable Fiscal Year End, Determined Based on the Change in ASC 718 Fair Value from Prior Fiscal year End to the Applicable Fiscal Year End	—	—	—
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that Vested During the Applicable Fiscal year, Determined based on the Change in ASC 718 Fair Value from the Prior Fiscal Year End to the Vesting Date	—	—	—
Less: ASC 718 Fair Value of Awards Granted During a Prior Fiscal Year that were Forfeited During the Applicable Fiscal Year, determined as of the Prior Fiscal Year End	$(47,857)	—	—
Plus: Dividends or Other Earnings Paid During the Applicable Fiscal year Prior to the Vesting Date	—	—	—
Plus: Incremental Fair Value of Options/SARs Modified During the Applicable Fiscal Year	—	—	—
Average Compensation Actually Paid	$16,647,066	$2,626,479	$4,453,138

(5)      The TSR value listed in each year reflects what the cumulative value of $100 would be if invested on December 31,2022, assuming the reinvestment of dividends paid during the measurement period

(6)      The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following graph illustrates the amount of “compensation actually paid” (“CAP”) to Mr. Hayes and the average amount of CAP to the Company’s Named Executive Officers as a group (excluding Mr. Hayes) relative to the Company’s cumulative TSR over the three years presented in the table.

Pay Versus TSR 2023 - 2025
Compensation Actually Paid ($thousands)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Indexed Total Shareholder Return
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
-
2023
2024
2025
CAP to PEO
Avg Comp to non-PEO NEO
TSR

Compensation Actually Paid and Net Loss

As demonstrated by the following table, the amount of CAP to Mr. Hayes and the average amount of CAP to the Company’s Named Executive officers as a group (excluding Mr. Hayes) is not aligned with the Company’s net loss over the three years presented in the table. The Company has not used net loss as a performance measure in the overall executive compensation program.

Pay Versus Net Income (Loss) 2023 - 2025
Compensation Actually Paid ($thousands)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Annual Net Income (Loss) ($ thousands)
-
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
2023
2024
2025
CAP to PEO
Avg Comp to non-PEO NEO
Net Income

Option Award Disclosure

We provide the following discussion of the timing of option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. The Company generally makes equity grants at varying times throughout the year, as business needs arise and our Board or Compensation Committee determine are appropriate. In 2025, due to the extraordinary efforts by Mr. Hayes and Mr. Wool to enlarge our advisory board with qualified persons and close a registered direct and private placement offering, the Compensation Committee awarded options to Mr. Hayes and Mr. Wool. In connection with such awards, which were subject to the approval of our shareholders, the Compensation Committee considered material nonpublic information related to the advisory board and direct and private placement offerings and determined it was appropriate to make the grants just prior to the announcement of such events. The Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award

Percentage
Change in
the Closing
Market Price of
the Securities
Underlying the
Award Between
the Trading
Day Ending
Immediately
Prior to the
Disclosure
of Material
Nonpublic
Information
and the Trading
Day Beginning
Immediately
Following the
Disclosure
of Material
Nonpublic Information

Anthony Hayes	February 10, 2025	5,000,000	$6.16	$13,065,000	74.26%
Kyle Wool	February 10, 2025	5,000,000	$6.16	$13,065,000	74.26%

Director Compensation

Our non-employee directors received the following annual compensation for service as a member of the Board of Directors for the fiscal year ended December 31, 2025:

Annual Retainer	$65,000	To be paid in cash in four equal quarterly installments.
Additional Retainer	$5,000	To be paid to the Chairman of the Board upon election annually.
Annual Equity Award	$61,600	In FY 2025, the Company made a one-time fully-vested Stock Grant to each board member

Since our CEO, Anthony Hayes, became the Chairman of our Board in the latter half of 2023, no director has received the additional retainer for service as Chairman of the Board. On January 1, 2026, the Annual Retainer to be paid in cash in four equal quarterly installments to non-employee directors increased to $80,000.

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2025.

Director(1)	Fees earned or paid in cash ($)	Stock Awards ($)(8)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Brian Parsley(2)	21,125	—	—	—	—	—	21,125
Tim Ledwick(3)	48,750	1,380,763	—	—	—	94,791	1,524,304
Gregory Blattner(4)	65,000	61,600	—	—	—	5,400	132,000
Robert Dudley(5)	48,750	61,600				5,400	115,750
Kyle Haug(6)	65,000	61,600	—	—	—	5,400	132,000
Ronald Lieberman(7)	32,500	985,600	—	—	—	118,900	1,137,000

____________

(1)      As of December 31, 2025, the aggregate number of stock and option awards held by each director was as follows:

•        Tim Ledwick holds 2,941 option awards; 19,886 stock awards; 316,346 stock award that vest on September 30, 2026; 8,783 shares purchased; 17,290 warrants exercisable;

•        Gregory Blattner holds 2,941 option awards; 19,471 stock awards; 28,818 warrants exercisable;

•        Robert Dudley holds 2,941 option awards; 19,470 stock awards.

(2)      Mr. Parsley joined the Board toward the end of the third quarter of 2025.

(3)      Mr. Ledwick left the Board and became the Company’s interim CFO at the beginning of the fourth quarter of 2025.The amounts reported in the “Fees earned or paid in cash” reflect his compensation as a member of the Board. He earned $48,750 in cash compensation, $61,600 in stock compensation, and $5,400 in dividends for his service as a director in 2025. The amount reported in the “Stock Awards” column includes his director stock award and his award of 316,346 restricted shares, which will vest in full on September 30, 2026, that were granted in connection with his agreement to become the Company’s Chief Financial Officer. The compensation reported in the “All Other Compensation” column reflects his other compensation for service as our CFO, which includes $87,500 in base salary, $1,750 in 401(k) matching contributions, $141 in health benefits, and $5,400 in dividends on company stock awards.

(4)      Mr. Blattner earned $65,000 in cash compensation, $61,600 in stock compensation, and $5,400 in dividends for his service as a director in 2025.

(5)      Mr. Dudley passed away in the third quarter of 2025. For his service in 2025, Mr. Dudley earned $48,750 in cash compensation, $61,600 in stock compensation, and $5,400 in dividends for his service as a director in 2025.

(6)      Mr. Haug $65,000 in cash compensation, $61,600 in stock compensation, and $5,400 in dividends for his service as a director in 2025.

(7)      Mr. Lieberman left the board in the second quarter of 2025 and is a member of the Advisory Board. He earned $32,500 for his service as a director, $61,600 in stock compensation as a director, $924,000 in stock compensation as a member of our advisory board, $86,400 in dividends, and $32,500 for his service as a member of our advisory board, with the latter two items reported in the “All Other Compensation” column.

(8)      The amount reported in this column represents the aggregate grant date fair value of stock granted to our directors during 2025, as calculated in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all awards made to our directors in Note 3 to the consolidated financial statements included in this annual report.

BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock, Series D Convertible Preferred Stock (the “Series D Preferred Stock”) and Series D-1 Convertible Preferred Stock (the “Series D-1 Preferred Stock”), each share of Series D Preferred Stock and Series D-1 Preferred Stock entitles the holder to 0.007285 votes; owned beneficially as of October 20, 2026, the Record Date, by (i) our officers and directors as a group and (ii) each person (including any group) known to us to own more than 5% of our common stock, Series D Preferred Stock and Series D-1 Preferred Stock. As of October 20, 2026, the Record Date, there were 25,201,979 shares of common stock outstanding, 3,825 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding. Unless otherwise indicated, it is our understanding and belief that the stockholders listed possess sole voting and investment power with respect to the shares shown.

	Common Stock Beneficially Owned			Series D Preferred Stock		Series D-1 Preferred Stock
Name of Beneficial Owner(1)	Shares		Percentage	Shares	Percentage	Shares	Percentage
Directors and Executive Officers
Anthony Hayes	9,603,814	(2)	38.11%	—	—	—	—
Tim S. Ledwick	288,076	(3)	1.14%	—	—	—	—
Brian Parsley	25,000	(4)	*	—	—	—	—
Gregory James Blattner	76,230	(5)	*	—	—	—	—
Kyle Wool	10,553,817	(6)	41.88%	—	—	—	—
Kyle Haug	78,227	(7)	*	—	—	—	—
Christopher Devall	213,338	(8)	*	—	—	—	—
All Directors and Officers as a Group (7 persons)	20,838,929		82.92%

5% or Greater Stockholders
Donald J. Trump, Jr.	1,398,414	(9)	5.55%	—	—	—	—
Eric Trump	1,398,414	(10)	5.55%	—	—	—	—
Daniel W. Armstrong	10	(11)	*	1,350	35.29%	—	—
R. Douglas Armstrong	4	(12)	*	450	11.76%	—	—
Francis Howard	7	(13)	*	900	23.53%	—	—
Charles Strogen	9	(13)	*	1,525	29.42%	—	—
Chai Lifeline Inc.	7	(15)	*	—	—	834	100%

____________

*        Less than 1% of the outstanding shares of the Company’s common stock.

(1)      Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)      Includes 4,600,873 shares of common stock and 5,002,941 options for purchase of shares of common stock, which are exercisable within 60 days of the Record Date.

(3)      Includes 267,845 shares of common stock, 2,941 options for purchase of shares of common stock, and 17,290 warrants for purchase of shares of common stock, which are exercisable within 60 days of the Record Date.

(4)      Includes 25,000 shares of common stock issued in January 2026.

(5)      Includes 44,471 shares of common stock, 2,941 options for purchase of shares of common stock, and 28,818 warrants for purchase of shares of common stock, which are exercisable within 60 days of the Record Date.

(6)      Includes 4,311,828 shares of common stock and 5,000,000 options for purchase of shares of common stock, which are exercisable within 60 days of the Record Date, and 1,241,989 shares of common stock directly owned by Mr. Wool’s spouse, Soo Yu, which are deemed to be beneficially owned by Mr. Wool.

(7)      Includes 49,409 shares of common stock and 28,818 warrants for purchase of shares of common stock, which are exercisable within 60 days of the Record Date.

(8)      Includes 155,702 shares of common stock and 57,636 warrants for purchase of shares of common stock, which are exercisable within 60 days of the Record Date.

(9)      According to a Schedule 13G filed by Donald J. Trump, Jr. with the SEC on September 16, 2026. The business address of Donald J. Trump, Jr. is 115 Eagle Tree Terrace, Jupiter, Florida 33477.

(10)    According to a Schedule 13G filed by Eric Trump with the SEC on September 16, 2026. The business address of Eric Trump is 115 Eagle Tree Terrace, Jupiter, Florida 33477.

(11)    Represents 10 shares of common stock issuable upon conversion of the Series D Preferred Stock, which are convertible within 60 days of the Record Date. The business address of Daniel W. Armstrong is 611 Loch Chalet Ct, Arlington, TX 76012-3470.

(12)    Represents 4 shares of common stock issuable upon conversion of the Series D Preferred Stock, which are convertible within 60 days of the Record Date. The business address of R. Douglas Armstrong is 570 Ocean Dr. Apt 201, Juno Beach, FL 33408-1953.

(13)    Represents 7 shares of common stock issuable upon conversion of the Series D Preferred Stock, which are convertible within 60 days of the Record Date. The business address of Francis Howard is 376 Victoria Place, London, SW1 V1AA, United Kingdom.

(14)    Represents 9 shares of common stock issuable upon conversion of the Series D Preferred Stock, which are convertible within 60 days of the Record Date. The business address of Charles Strogen is 6 Winona Ln, Sea Ranch Lakes, FL 33308-2913.

(15)    Represents 7 shares of common stock issuable upon conversion of the Series D-1 Preferred Stock, which are convertible within 60 days of the Record Date. The business address of Chai Lifeline Inc. is 151 West 30th Street, Fl. 3, New York, NY 10001-4027.

Effective October 11, 2023, the Company and Continental Stock Transfer & Trust Co. entered into a certain rights agreement (the “Rights Agreement”). The Rights Agreement provides each stockholder of record a dividend distribution of one “right” for each outstanding share of common stock. Rights become exercisable at the earlier of ten days following: (1) a public announcement that an acquirer has purchased or has the right to acquire 4.99% or more of our common stock, in connection with, (x) the Company consolidating, or merging into any other person, (y) any person consolidates or merges with or into the Company or (z) the Company sells or otherwise transfers to any person or persons, in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company or (2) the commencement of a tender offer which would result in an offer or beneficially owning 10% or more of our outstanding common stock. All rights held by an acquirer or offer or expire on the announced acquisition date, and all rights expire at the earliest of: (i) the close of business on October 11, 2025, subject to extension; (ii) the time at which the Rights are redeemed; (iii) the time at which the rights are exchanged; (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to a specified agreement; (vi) the close of business on the date the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of tax benefits; and (vii) the close of business on the first day of a taxable year of the Company to which the Board determines that no tax benefits are available to be carried forward. Each right entitles a stockholder to acquire, at a price of $5.00 per one one-thousandth of a share of our Series Q Preferred Stock, subject to adjustments, which carries voting and dividend rights similar to one share of our common stock. The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Rights Agreement. At the discretion of a majority of the Board and within a specified time period, we may redeem all of the rights at a price of $0.0001 per right. The Board may also amend any provisions of the Rights Agreement prior to exercise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The current Board consists of: Messrs. Gregory James Blattner, Anthony Hayes, Kyle Haug, Brian Parsley and Kyle Wool. The Board has determined that Mr. Blattner, Mr. Parsley, and Mr. Haug are independent directors within the meaning of the applicable Nasdaq rules. Our Audit, Compensation, and Nominating Committees consist solely of independent directors.

In addition to the compensation arrangements with our directors and executive officers described under “Director Compensation” and “Executive Compensation” above, the following is a description of each transaction since January 1, 2024, and each currently proposed transaction in which:

•        the Company has been or is to be a participant;

•        the amounts involved exceed the lesser of (i) $120,000 or (ii) one percent of our average total assets at year-end for the last two completed fiscal years; and

•        any of our directors, executive officers or holders of more than 5% of our outstanding common stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Underwriting with Revere Securities, LLC

In 2021, the Company engaged the services of Revere Securities, LLC (“Revere”) to assist in the management and building of the Company’s investment processes. Kyle Wool, one of the Company’s board members, was previously a member of the board of directors of Revere until June 2023 and held approximately 30% of Revere’s outstanding equity until May 20, 2025. From time to time, Company participates in offerings of securities as an underwriter in transactions in which Revere is also participating as an underwriter. On such transactions, the Company earned approximately $5.8 million and $930,000 during the years ending December 31, 2025, and 2024, respectively. Additionally, the Company incurred referral fees of $50,000 during the year ending December 31, 2024. These fees are included in general and administrative expenses in the consolidated statements of operations. As of May 20, 2025, Kyle Wool no longer holds an equity interest in Revere.

SPV Investments

On June 17, 2025, the Company entered into two Limited Liability Agreements with American Ventures Management LLC (“AV Manager”) and American Ventures IM LLC (“AV Investment Manager”). The Company holds a ninety percent (90%) Membership Interest in each, and their operations are included within the consolidated financial statements of Dominari. AV Manager was named as the manager of American Ventures LLC (the “AV Master SPV”), a series limited liability company formed by AV Manager and owned by the investors of each fund series, and is responsible for the day-to-day operations of the AV Master SPV. AV Investment Manager was named the investment manager of the AV Master SPV and is responsible for providing investment advice and decisions on behalf of the AV Master SPV. AV Manager and AV Investment Manager are the managing members of AV Master SPV and may not be removed without their respective consent. The other members of AV Master SPV are the passive investing members of each series of funds (the “AV Series”) established under the AV Master SPV. The AV Manager established various AV Series of the AV Master SPV for the purpose of making investments in companies identified by the AV Investment Manager with proceeds generated by the sale of non-voting interests in such AV Series by the AV Master SPV to investors, in which the Company may, from time to time as it deems appropriate, also invest in such series alongside third-party investors.

On January 16, 2026, the Company entered into two Limited Liability Agreements with American VO Manager LLC (“AVO Manager”) and American VO IM LLC (“AVO Investment Manager”). The Company holds a sixty five percent (65%) Membership Interest in each, and their operations are included within the consolidated financial statements of Dominari Holdings Inc. AVO Manager was named as the manager of American Ventures Opportunity Fund LLC

(the “AVO Master SPV”), a series limited liability company formed by AVO Manager and owned by the investors of each fund series, and is responsible for the day-to-day operations of the AVO Master SPV. AVO Investment Manager was named the investment manager of the AVO Master SPV and is responsible for providing investment advice and decisions on behalf of the AVO Master SPV. AVO Manager and AVO Investment Manager are the managing members of AVO Master SPV and may not be removed without their respective consent. The other members of AVO Master SPV are the passive investing members of each series of funds (the “AVO Series”) established under the AVO Master SPV. The AVO Manager established various AVO Series of the AVO Master SPV for the purpose of making investments in companies identified by the AVO Investment Manager with proceeds generated by the sale of non-voting interests in such AVO Series by the AVO Master SPV to investors, in which the Company may, from time to time as it deems appropriate, also invest in such series alongside third-party investors.

On certain transactions, Dominari Securities earns a fee as placement agent on Series investments for which Manager earns management fees. For the nine months ending September 30, 2026 , Dominari Securities earned approximately $16.8 million in placement agent fees and Manager earned approximately $1.5 million in management fees. These fees are consolidated and reported under revenues in the Company’s consolidated statements of operations. We have not adopted written policies and procedures specifically for related person transactions. Our Board is responsible for the approval of all related party transactions.

February 2025 Financings

On February 10, 2025, the Company entered into securities purchase agreements with certain accredited investors for the sale by the Company of 1,439,467 registered shares of its common stock, unregistered Series A warrants to purchase up to 1,439,467 shares of common stock and unregistered Series B warrants to purchase up to 1,439,467 shares of common stock at a combined purchase price of $3.47 per share and accompanying warrants in a direct offering. In a concurrent private placement, the Company entered into securities purchase agreements with certain accredited investors for the sale of 2,436,587 unregistered shares of common stock, unregistered Series A warrants to purchase up to 2,436,587 shares of common stock and unregistered Series B warrants to purchase up to 2,436,587 shares of common stock at a combined purchase price of $3.47 per share and accompanying warrants. The Series A warrants are exercisable immediately upon issuance at an exercise price of $3.72 per share and will expire five years from the date of issuance. The Series B warrants are exercisable immediately upon issuance at an exercise price of $4.22 per share and will expire five years from the date of issuance. The gross proceeds to the Company from the February 2025 Financings were approximately $13.5 million, before deducting fees and other offering expenses, and excluding the proceeds, if any, from the cash exercise of the warrants.

The securities in the concurrent private placement were offered under Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder and, along with the shares of common stock underlying such warrants, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the unregistered shares, the warrants, and the shares of common stock underlying the warrants may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements.

Directors and Officers

Certain of our directors and officers participated in the concurrent private placement:

Anthony Hayes, our Chief Executive Officer and chairman of the Board of Directors, and Kyle Wool, our President, each purchased 288,184 unregistered shares of common stock, 288,184 unregistered Series A warrants to purchase up to 288,184 shares of common stock and 288,184 unregistered Series B Warrants to purchase up to 288,184 shares of common stock for an aggregate purchase price of $1,000,000, respectively.

Christopher Devall, our Chief Operating Officer, purchased 28,818 unregistered shares of common stock, 28,818 unregistered Series A warrants to purchase up to 28,818 shares of common stock and 28,818 unregistered Series B Warrants to purchase up to 28,818 shares of common stock for an aggregate purchase price of $100,000.

Ronald Lieberman, a member of the Board of Directors at the time, purchased 21,613 unregistered shares of common stock, 21,613 unregistered Series A warrants to purchase up to 21,613 shares of common stock and 21,613 unregistered Series B Warrants to purchase up to 21,613 shares of common stock for an aggregate purchase price of $75,000.

Gregory Blattner and Kyle Haug, members of the Board of Directors, each purchased 14,409 unregistered shares of common stock, 14,409 unregistered Series A warrants to purchase up to 14,409 shares of common stock and 14,409 unregistered Series B Warrants to purchase up to 14,409 shares of common stock for an aggregate purchase price of $50,000, respectively.

Tim S. Ledwick, our Chief Financial Officer, purchased 8,645 unregistered shares of common stock, 8,645 unregistered Series A warrants to purchase up to 8,645 shares of common stock and 8,645 unregistered Series B Warrants to purchase up to 8,645 shares of common stock for an aggregate purchase price of $30,000.

Advisory Agreements

On February 10, 2025, the Company entered into certain advisory agreements with Donald J. Trump, Jr. and Eric Trump, both five percent or more stockholders of the Company, and Ronald Lieberman (the “Advisors”), a member of the Board of Directors, to appoint each aforementioned individual as members of the Company’s advisory board for initial appointments of two years. The Company initially issued 250,000, 250,000 and 50,000 shares of common stock to Donald J. Trump, Jr., Eric Trump and Ronald Lieberman, respectively, upon their appointments to the advisory board. Upon certain milestones being meet, the Company issued an additional 500,000, 500,000 and 100,000 shares of common stock to Donald J. Trump, Jr., Eric Trump and Ronald Lieberman, respectively. Upon certain additional milestones being met, the Company may issue up to an additional 550,000 shares of common stock in the aggregate to the Advisors.

On December 1, 2025, the Company entered into a certain advisory agreement to appoint Jamie McCourt (the “Advisor”) as a member of the Company’s advisory board. The agreement may be terminated by either party at any time, with or without cause, upon five (5) days written notice to the other party. The Company issued the Advisor a stock option (the “Option”) to purchase fifty thousand (50,000) shares of the Company’s common stock, par value $0.0001 per share (the “Shares”) with an exercise price equal to the closing share price of the Company’s common stock on December 1, 2025 (the “Grant Date”). One half of the Option vested and became exercisable on the Grant Date, and one half of the Option vested and became exercisable on June 1, 2026, in the manner and subject to the terms and conditions of the Dominari Holdings Inc. 2022 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Agreement (the “Grant Agreement”).

We have not adopted written policies and procedures specifically for related person transactions. Our Board of Directors is responsible for the approval of all related party transactions.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of two independent directors (as defined under Rule 5605(a)(2) of the Nasdaq Stock Market). The Audit Committee operates under a written charter, which is available at www.dominariholdings.com and will also be provided in print to any stockholder upon request to the Company’s administrator.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2025.

We have reviewed and discussed with management the Company’s outside accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the Company’s outside accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the Company’s outside accounting firm such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the Nasdaq Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the Company’s outside accounting firm required by applicable requirements of the PCAOB regarding the Company’s outside accounting firm communications with the Audit Committee concerning independence, and have discussed with the Company’s outside accounting firm, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

This report is submitted by the Audit Committee of the Board of Directors:

Brian Parsley

Kyle Haug

PROPOSAL 1:
ELECTION OF CLASS III DIRECTORS

One Class III Director is to be elected at the meeting to serve until the 2029 annual meeting of stockholders and until his respective successor shall have been elected and has qualified or until his earlier resignation or removal. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the three (3) nominees listed below. Although it is not anticipated that the nominees will decline or be unable to serve as a Director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election to the Board requires a plurality of the affirmative vote of the Voting Capital present and entitled to vote on the election of directors at the 2026 Annual Meeting at which a quorum is present.

Directors Standing for Election: Nominees for Class II Director

The following table sets forth the three (3) Class III nominees for membership on the Board. It also provides certain information about the nominees as of the Record Date.

Name	Age	Position	Director Class to Serve on	Director Since
Gregory James Blattner	58	Director	III	2018
Kyle Wool	48	Director	III	2021
Brian Parsley	55	Director	III	2025

The biography of our class III nominees for membership on the Board is as follows:

Brian Parsley

Mr. Parsley, who joined as a member of our Board in September 2025, has more than 30 years of experience in entrepreneurship, sales and leadership development. He has founded and successfully exited multiple companies, including USAhire.com and WeSkill, which were both acquired. Parsley is a co-founder of The Constance Group, where he partners with organizations to transform sales and leadership cultures through behavioral science and human connection, where he has served since January 2001. From May 2009 to December 2013, he served as President at WeSkill, an online employment company. Prior to his experience at WeSkill, he served as President at Train One, which specializes in online sales training from 2001 to 2009. From May 1999 to January 2002, he served as President at USAhire, an online internet recruitment site, which was sold in 2001.

At the core of Parsley’s philosophy is The Human Factor™, a proprietary framework he developed to help leaders and organizations leverage authentic human connection as a driver of performance and trust in the digital age. Through this approach, he advises executives and teams on strategies to enhance performance, strengthen communication and drive measurable business outcomes. His work has helped companies across industries create more engaged workforces, build stronger client relationships and achieve sustainable growth in highly competitive markets.

Widely respected for his expertise, Mr. Parsley has consulted with Fortune 500 companies, been recognized as a Top 40 Executive Under 40 by the Business Journal and is a frequent contributor to leading business publications and industry conferences. The Board believes Mr. Parsley’s experience in entrepreneurship, sales and leadership development qualifies him to serve as a Class III director of the Company.

Gregory James Blattner

Mr. Blattner has served on our Board of Directors since 2018, bringing nearly 25 years of experience spanning the technology and financial services industries, with expertise in enterprise technology solutions, managed services, data center, AI and cybersecurity. Most recently, he joined Red River as Vice President of Managed Services Sales. Red River is a technology transformation company specializing in AI-driven cybersecurity and IT infrastructure solutions for government and enterprise customers. In this role, he is focused on driving new enterprise relationships and expanding Red River’s presence in the managed services, data center and cloud ecosystem.

Prior to Red River, Mr. Blattner served as Vice President of Managed Services Sales at AHEAD, a leading technology services integrator that helps organizations design, deploy, and manage complex, multi-platform hybrid technology environments, where he led high-growth enterprise sales teams serving highly regulated industries. Before joining AHEAD, Mr. Blattner spent seven years at Agio, a pioneer in managed IT and cybersecurity services, where he served as Executive Director of Business Development. In that role, he helped scale annual recurring revenue and developed high-performing sales talent across financial services, healthcare, and industrial markets. Earlier in his career, Mr. Blattner held a succession of increasingly senior roles at prominent global financial institutions, (JP Morgan, Morgan Stanley, American Express and Thomson Reuters).

Mr. Blattner holds a bachelor’s degree from Iona College. The Board believes his broad command of technology, cybersecurity, financial services, and operational leadership positions him as an exceptionally valuable contributor to the Company’s strategic direction.

Kyle Wool

Mr. Kyle Wool, who joined as a member of our Board of Directors in 2021, currently serves as the President of Dominari Holdings, CEO of Dominari Financial, and the CEO of Dominari Securities. He boasts over 20 years in various aspects of global finance as a Managing Director of Oppenheimer & Co. and Head of Wealth Management for their Asian branch from 2005 to 2013, Executive Director at Morgan Stanley May 2013 to January 2021, and President of Revere Securities LLC from February 2021 to June 2022. His extensive knowledge allows him to provide invaluable strategic guidance while advising those on the team managing all facets related to financial services categories with senior level insights that ensure success across the board within an organizing whose growth strategies he actively contributes towards cultivating. Mr. Wool is also active in various philanthropic endeavors both domestically and abroad. He currently serves as a board member of LifeLine NY, board member of the CIRSD (Center for International Relations and Sustainable Development), board member of Project Rousseau, and a board member of Lang Lang International Music Foundation. Mr. Wool holds Series 7, 63, & 24 securities licenses. The Board of Directors believes that Mr. Wool’s extensive experience in banking and wealth management qualifies him to serve as a Class III director of the Company.

The biographies of our directors not up for re-election at the Annual Meeting are as follows:

Anthony Hayes

Mr. Anthony Hayes has served as a director and Chief Executive Officer since 2013. Mr. Hayes also serves as Chairman of SIM Acquisition Corp. I (NASDAQ: SIMAU, SIMA, SIMAW), a blank check company, which completed its initial public offering in July 2024 and raised aggregate proceeds of $230 million. Before his role at Dominari, Mr. Hayes was a partner at Nelson Mullins, an Am Law 100 law firm, from May 1999 to March 2010. His legal expertise and business acumen have been recognized through various accolades including by President George W. Bush who gave Mr. Hayes special recognition for creating the Wills for Heroes program, a national 501(c)(3), in response to the September 11 attacks (willsforheroes.com), and his work, “Avoiding the Post-Crisis Crisis: How to Prevent Post-Crisis Donation for Victims from Leading to Litigation”, was published in the ICMA Journal (ICMA Journal, January/February 2008). Other honors include IAM IP Personality of 2013, American Board of Trial Advocates Young Lawyer of the Year and “20 Under 40” in Columbia, South Carolina. Mr. Hayes received his Juris Doctor from Tulane University Law School in May 1995, a Bachelor of Arts in economics from Mary Washington College in May 1990, and he is a member of the bar in the District of Columbia, Florida, New York, and South Mr. Hayes received his Juris Doctorate from Tulane University School of Law and his B.A. in economics from Mary Washington College. The Board of Directors believes Mr. Hayes is qualified to serve as a director of the Company based on his intimate knowledge of the Company through his service as Chief Executive Officer.

Kyle Haug

Mr. Kyle Haug, a member of the Board of Directors since 2023, currently serves as the Chief Operating Officer, Chief Technology Officer and Chief Marketing Officer for Haug Partners LLP. Haug Partners is an intellectual property law firm with offices in New York, Washington D.C. and West Palm Beach. The firm specializes in protecting innovator portfolios in the life science, automobile and technology sectors. Mr. Haug graduated with a B.S. in Administration of Justice from Penn State University where he was a collegiate swimmer. Mr. Haug served on the Junior Council for the American Museum of Natural History for over a decade and is a current committee member at the Metropolitan Club, Plandome Country Club and Haug Family Foundation.

Director Compensation

Our non-employee directors received the following annual compensation for service as a member of the Board of Directors for the fiscal year ended December 31, 2025:

Annual Retainer	$65,000	To be paid in cash in four equal quarterly installments.
Additional Retainer	$5,000	To be paid to the Chairman of the Board upon election annually.
Annual Equity Award	$61,600	In FY 2025, the Company made a one-time fully-vested Stock Grant to each board member

Since our CEO, Anthony Hayes, became the Chairman of our Board in the latter half of 2023, no director has received the additional retainer for service as Chairman of the Board. On January 1, 2026, the Annual Retainer to be paid in cash in four equal quarterly installments to non-employee directors increased to $80,000.

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2025.

Director(1)	Fees earned or paid in cash ($)	Stock Awards ($)(8)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Brian Parsley(2)	21,125	—	—	—	—	—	21,125
Tim Ledwick(3)	48,750	1,380,763	—	—	—	94,791	1,524,304
Gregory Blattner(4)	65,000	61,600	—	—	—	5,400	132,000
Robert Dudley(5)	48,750	61,600				5,400	115,750
Kyle Haug(6)	65,000	61,600	—	—	—	5,400	132,000
Ronald Lieberman(7)	32,500	985,600	—	—	—	118,900	1,137,000

____________

(1)      As of December 31, 2025, the aggregate number of stock and option awards held by each director was as follows:

•        Tim Ledwick holds 2,941 option awards; 19,886 stock awards; 316,346 stock award that vest on September 30, 2026; 8,783 shares purchased; 17,290 warrants exercisable;

•        Gregory Blattner holds 2,941 option awards; 19,471 stock awards; 28,818 warrants exercisable;

•        Robert Dudley holds 2,941 option awards; 19,470 stock awards.

(2)      Mr. Parsley joined the Board toward the end of the third quarter of 2025.

(3)      Mr. Ledwick left the Board and became the Company’s interim CFO at the beginning of the fourth quarter of 2025.The amounts reported in the “Fees earned or paid in cash” reflect his compensation as a member of the Board. He earned $48,750 in cash compensation, $61,600 in stock compensation, and $5,400 in dividends for his service as a director in 2025. The amount reported in the “Stock Awards” column includes his director stock award and his award of 316,346 restricted shares, which will vest in full on September 30, 2026, that were granted in connection with his agreement to become the Company’s Chief Financial Officer. The compensation reported in the “All Other Compensation” column reflects his other compensation for service as our CFO, which includes $87,500 in base salary, $1,750 in 401(k) matching contributions, $141 in health benefits, and $5,400 in dividends on company stock awards.

(4)      Mr. Blattner earned $65,000 in cash compensation, $61,600 in stock compensation, and $5,400 in dividends for his service as a director in 2025.

(5)      Mr. Dudley passed away in the third quarter of 2025. For his service in 2025, Mr. Dudley earned $48,750 in cash compensation, $61,600 in stock compensation, and $5,400 in dividends for his service as a director in 2025.

(6)      Mr. Haug $65,000 in cash compensation, $61,600 in stock compensation, and $5,400 in dividends for his service as a director in 2025.

(7)      Mr. Lieberman left the board in the second quarter of 2025 and is a member of the Advisory Board. He earned $32,500 for his service as a director, $61,600 in stock compensation as a director, $924,000 in stock compensation as a member of our advisory board, $86,400 in dividends, and $32,500 for his service as a member of our advisory board, with the latter two items reported in the “All Other Compensation” column.

(8)      The amount reported in this column represents the aggregate grant date fair value of stock granted to our directors during 2025, as calculated in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all awards made to our directors in Note 3 to the consolidated financial statements included in this annual report.

Vote Required

Under applicable Delaware law, the election of each nominees requires the affirmative vote by a plurality of the Voting Capital present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE ABOVE-MENTIONED NOMINEES UNDER THIS PROPOSAL 1.

PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed Grassi & Co., CPAs, P.C. (“Grassi”), to serve as our independent registered public accounting firm for the year ending December 31, 2026. A representative of Grassi is expected to be present at the 2026 Annual Meeting.

On June 24, 2026, with the approval of the Audit Committee, the Company dismissed CBIZ CPAs P.C. (“CBIZ CPAs”) as the Company’s independent registered public accounting firm. As previously disclosed in a Current Report on Form 8-K filed on April 30, 2025, on April 25, 2025, Marcum LLP was dismissed, and CBIZ CPAs was appointed as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. On June 24, 2026, the Company engaged Grassi & Co., CPAs, P.C. (“Grassi”) to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2026.

The reports of CBIZ regarding the Company’s financial statements for the fiscal years ended December 31, 2025 and 2024, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders. If the appointment is not ratified, the Board will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

The following table sets forth the fees for professional services rendered by CBIZ CPAs P.C. and Marcum LLP for audit and other services provided for the fiscal years ended December 31, 2025 and December 31, 2024, respectively.

	2025	2024
Audit Fees	$710,000	$562,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$710,000	$562,000

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2025 and 2024. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Vote Required

The affirmative vote of a majority votes cast at the 2026 Annual Meeting is required for the ratification of the appointment of Grassi as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Both abstentions and broker non-votes will not have the effect of a vote against this proposal.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRASSI AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026 UNDER THIS PROPOSAL 2.

PROPOSAL 3:
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)

The SEC has adopted rules requiring public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals. At our 2023 annual meeting of stockholders, our stockholders approved a proposal that we shall have an advisory vote on executive compensation every three years. Accordingly, we are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse the compensation paid to our current Chief Executive Officer, President and Chief Operating Officer (collectively, the “Named Executive Officers”), as disclosed in the section entitled “Executive Compensation” of this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion).

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

VOTE REQUIRED

This matter will be decided by the affirmative vote of a majority of votes cast at the 2026 Annual Meeting. Both abstentions and broker non-votes will not have the effect of a vote against this proposal.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 4:
TO APPROVE AN AMENDMENT OF THE RIGHTS AGREEMENT, DATED AS OF OCTOBER 11, 2023, BY AND BETWEEN CONTINENTAL STOCK TRANSFER & TRUST COMPANY

Background

The stockholders are being asked to approve an amendment to the Rights Agreement, dated as of October 11, 2023, by and between Continental Stock Transfer & Trust Company (the “Rights Agreement”) for the purpose of extending the rights granted to stockholders under Section 7(a) of the Rights Agreement through October 11, 2027 and further amending Section 7(a) of the Rights Agreement to permit two additional twelve (12) month extensions, through, October 11, 2029. Our Board previously approved the amendment to the Rights Agreement to permit an extension through October 11, 2027.

The Company entered into the Rights Agreement to preserve past net operating losses (“NOLs”) so that they may be used against potential future federal income tax obligations. Section 382 of the Internal Revenue Code of 1986, as amended (the “Tax Code”) limits a company’s ability to use its NOLs against future federal income tax obligations if the Company experiences an “ownership change” within the meaning of the Code. Under the Code, a company generally experiences such an “ownership change” if the percentage of its stock owned by its “5-percent shareholders,” as defined in the Tax Code, increases by more than 50 percentage points over a rolling three-year period. The Rights Agreement is designed to reduce the likelihood that the Company will experience an ownership change under the Tax Code by discouraging any person or group from becoming a shareholder of 4.99% or more of Common Stock and discouraging any existing 4.99% shareholder from acquiring any additional shares of the Company’s stock. Accordingly, renewing the Rights Agreement is in the best interest of stockholders of the Company such that it limits the likelihood that the Company will experience an ownership change.

Description of the Rights Agreement

The Rights Agreement provides each stockholder of record a dividend distribution of one “right” for each outstanding share of common stock. Rights become exercisable at the earlier of ten days following: (1) a public announcement that an acquirer has purchased or has the right to acquire 4.99% or more of our common stock, in connection with, (x) the Company consolidating, or merging into any other person, (y) any person consolidates or merges with or into the Company or (z) the Company sells or otherwise transfers to any person or persons, in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company or (2) the commencement of a tender offer which would result in an offer or beneficially owning 10% or more of our outstanding common stock. All rights held by an acquirer or offer or expire on the announced acquisition date, and all rights expire at the earliest of: (i) the close of business on October 11, 2025, subject to extension; (ii) the time at which the Rights are redeemed; (iii) the time at which the rights are exchanged; (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to a specified agreement; (vi) the close of business on the date the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of tax benefits; and (vii) the close of business on the first day of a taxable year of the Company to which the Board determines that no tax benefits are available to be carried forward. Each right entitles a stockholder to acquire, at a price of $5.00 per one one-thousandth of a share of our Series Q Preferred Stock, subject to adjustments, which carries voting and dividend rights similar to one share of our common stock. The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Rights Agreement. At the discretion of a majority of the Board and within a specified time period, we may redeem all of the rights at a price of $0.0001 per right. The Board may also amend any provisions of the Rights Agreement prior to exercise.

Language of the Amendment

If Rights Agreement Proposal is approved by shareholders, Section 7(a) of the Rights Agreement shall be amended and replaced with the following:

“(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, in the restrictions on exercisability set forth in Sections 9(c), 11(a)(iii) and 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which the Rights are exercised prior to the earliest of (i) the Close of Business on October 11, 2027, unless this Agreement is renewed up to two additional twelve (12) month periods through October 11, 2029, as may be approved by the Board prior to the expiration of the Rights as long as each such twelve (12) month renewal period is submitted to the stockholders of the Company for their approval and is thereby approved, and, if not approved, with respect to any such twelve (12) month renewal period, then the last date for which this Agreement is in effect (the “Final Expiration Date”); (ii) the time at which the Rights are redeemed pursuant to Section 23 hereof (the “Redemption Date”); (iii) the time at which the Rights are exchanged pursuant to Section 24 hereof (the “Exchange Date”); (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13(f) at which time the Rights are terminated; (the “Early Expiration Date”); (vi) the Close of Business on the effective date of the repeal of Section 382 of the Code if the Board determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits; and (vii) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits are available to be carried forward (the earliest of (i) – (vii) being herein referred to as the “Expiration Date”).

VOTE REQUIRED

The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Rights Agreement Proposal. Abstentions will have no effect on the outcome of the vote.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RIGHTS AGREEMENT PROPOSAL.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the 2026 Annual Meeting, other than that described above. As to other business, if any, that may properly come before the 2026 Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2027 annual meeting of stockholders (the “2026 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at Dominari Holdings Inc., Attention: Corporate Secretary, 725 5th Avenue, 23rd Floor, New York, New York 10022. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2027 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before July 13, 2027. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our Second Amended and Restated By-laws permit stockholders to nominate directors and present other business for consideration at our 2027 Annual Meeting. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2027, you must submit a timely notice in accordance with the procedures described in our Second Amended and Restated By-laws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 60 days nor more than 90 days prior to the one-year anniversary of the immediately preceding year’s annual meeting of stockholders. Therefore, to be presented at our 2027 Annual Meeting, such a proposal must be received on or after September 11, 2027, but not later than October 11, 2027. In the event that the date of the 2027 Annual Meeting is called for a date not within 30 days before or after the first anniversary date of the 2027 Annual Meeting, such notice by the stockholder must be so received by the Board no later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Second Amended and Restated Bylaws.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Audit Committee” will not be deemed incorporated, unless otherwise specifically provided in such filing.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 31, 2026.

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

DOMINARI HOLDINGS INC. 725 5TH AVENUE, 23RD FLOOR NEW YORK, NEW YORK 10022 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DOMH2026 You may attend the 2026 Annual Meeting via the Internet and vote during the 2026 Annual Meeting until voting is closed. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE/ATTEND VIRTUAL MEETING If you would like to vote/attend virtually, please attend the 2026 Annual Meeting to be held on December 9, 2026 at 9:30 a.m. Eastern Time/6:30 a.m. Pacific Time. More information for this meeting is located on the other side of this card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T05035-Z94157 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DOMINARI HOLDINGS INC. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND VOTE “FOR” EACH OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4. 1. Election of Class III Directors: Nominees: 01) Gregory James Blattner 02) Brian Parsley 03) Kyle Wool 2. To ratify the appointment by our Board of Directors of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve, on a non-binding advisory basis, the executive compensation of our named executive officers. 4. To approve an amendment of the Rights Agreement, dated as of October 11, 2023, by and between the Company and Continental Stock Transfer & Trust Company. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. T05036-Z94157 DOMINARI HOLDINGS INC. Annual Meeting of Shareholders December 9, 2026 9:30 AM ET/6:30 AM PT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Anthony Hayes as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of DOMINARI HOLDINGS INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:30 AM ET/6:30 AM PT on December 9, 2026, at www.virtualshareholdermeeting.com/DOMH2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side